Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Keystone Financial, Inc. of our report dated January 28, 2000 included in the 1999 Annual Report to Shareholders of Keystone Financial, Inc.

Regarding:

      1) Registration Statement on Form S-8 relating to the 1988 Stock Incentive Plan (File #33-38427).

      2)    Registration   Statement  on  Form  S-3  relating  to  the  Dividend
            Reinvestment Plan (File #333-75583).

      3) Registration Statement on Form S-8 relating to the 1992 Director Fee Plan (File #33-48031).

      4) Registration Statement on Form S-3 relating to the Main Line Bancshares, Inc. Stock Option Agreements (File #33-50526).

      5) Registration Statement on Form S-8 relating to the 1990 Non-Employee Directors' Stock Option Plan (File #33-59372).

      6) Registration Statement on Form S-8 relating to the 1992 Stock Incentive Plan (File #33-68800).

      7) Registration Statement on Form S-8 relating to the Elmwood Bancorp, Inc. Key Employee Stock Compensation Program (File #33-77358.

      8) Registration Statement on Form S-8 relating to the Amended and Restated Nonqualified Stock Option Agreement with Donald E. Stone (File #33-77354).

      9) Registration Statement on Form S-8 relating to the 1997 Stock Incentive Plan (File #333-75593).

      10) Registration Statement on Form S-8 relating to the 1995 Employee Stock Purchase Plan (File #33-91572).

      11) Registration Statement on Form S-8 relating to the 1995 Management Stock Purchase Plan (File #33-91574).

      12) Registration Statement on Form S-8 relating to the 1995 Non-Employee Directors' Stock Option Plan (File # 333-04281).

      13)   Registration   Statement   on  Form  S-3  relating  to  the  Senior/
            Subordinated Medium-Term Notes (File #333-25393).

      14) Registration Statement on Form S-8 relating to the Financial Trust Corp Stock Option Plan of 1992 (File #333-49325).

      15)   Registration  Statement on Form S-8 relating to the Financial  Trust
            Corp   Non-Employee   Director  Stock  Option  Plan  of  1994  (File
            #333-49323).

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We  also  consent  to  the  incorporation  by  reference  in  the  above  listed
Registration  Statements of our report dated  January 28, 2000,  with respect to
the  consolidated   financial   statements  of  Keystone  Financial,   Inc.  and
subsidiaries incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 1999.

                                                    /s/ ERNST & YOUNG LLP
                                                  -------------------------



         Pittsburgh, Pennsylvania
         March 27, 2000